Exhibit 77(q)(i)

                                    Exhibits

(a)(1) Amendment No. 5 dated August 25, 2003 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust filed as filed in Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A on January 30, 2004 and incorporated by reference herein.

(a)(2) Amendment No. 6 dated September 2, 2003 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust filed as filed in Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A on January 30, 2004 and incorporated by reference herein.

(a)(3) Amendment No. 7 dated September 2, 2003 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust filed as filed in Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A on January 30, 2004 and incorporated by reference herein.

(a)(4) Amendment No. 9 dated November 11, 2003 filed herein

 (e)(1) Investment Management Agreement dated August 21, 2003 between ING Investors Trust and ING Investments, LLC with regard to ING American Funds Growth Portfolio, ING American Funds International Portfolio, and ING American Funds Growth-Income Portfolio filed herein.

(e)(2) First Amendment dated September 2, 2003 to the Portfolio Management Agreement dated February 26, 1999 with Alliance Capital Management LLP. as filed in Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A on November 5, 2003 and incorporated by reference herein.

(e)(3) Sub-Advisory Agreement dated August 1, 2003 with Aeltus Investment Management, Inc. as filed in Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1a on September 2, 2003 and incorporated by reference herein.

(e)(4) First Amendment dated September 1, 2003 to the Sub-Advisory Agreement dated August 1, 2003 with Aeltus Investment Management, Inc. as filed in Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1a on November 5, 2003 and incorporated by reference herein.

(e)(5) Third Amendment dated July 1, 2003 to the Sub-Advisory Agreement dated February 26, 1999 with AIM Capital Management, Inc. as filed in Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1a on November 5, 2003 and incorporated by reference herein.

(e)(6) Fourth Amendment dated September 1, 2003 to the Sub-Advisory Agreement dated February 26, 1999 with AIM Capital Management, Inc. as filed in Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1a on November 5, 2003 and incorporated by reference herein.

(e)(7) First Amendment dated September 1, 2003 to the Portfolio Management Agreement dated June 3, 1998 with Baring International Investment Limited as filed in Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1a on November 5, 2003 and incorporated by reference herein.

(e)(8) First Amendment dated September 1, 2003 to the Portfolio Management Agreement dated October 24, 1997 with Eagle Asset Management, Inc. as filed in Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1a on November 5, 2003 and incorporated by reference herein.

(e)(9) Sub-Advisory Agreement dated September 1, 2003 with Julius Baer Investment Management, Inc. as filed in Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1a on September 2, 2003 and incorporated by reference herein.

(e)(10) First Amendment dated September 1, 2003 to the Portfolio Management Agreement dated March 26, 2002 with J.P. Morgan Fleming Asset Management (U.S.A.) Inc. as filed in Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1a on November 5, 2003 and incorporated by reference herein.

(e)(11) First Amendment dated September 1, 2003 to the Portfolio Management Agreement dated December 13, 2002 with Marsico Capital Management, LLC as filed in Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1a on November 5, 2003 and incorporated by reference herein.

(e)(12) First Amendment dated September 1, 2003 to the Portfolio Management Agreement dated April 2002 with Fund Asset Management LP as filed in Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1a on November 5, 2003 and incorporated by reference herein.

(e)(13) Second Amendment dated September 1, 2003 to the Portfolio Management Agreement dated August 10, 1998 with Massachusetts Financial Services Company as filed in Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1a on November 5, 2003 and incorporated by reference herein.

(e)(14) Second Amendment dated September 1, 2003 to the Portfolio Management Agreement dated February 1, 2003 with Salomon Brothers Asset Management, Inc. as filed in Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1a on November 5, 2003 and incorporated by reference herein.